SUPPLEMENT DATED MARCH 18, 2005 TO THE
                        FIRST INVESTORS LIFE SERIES FUND

                      STATEMENT OF ADDITIONAL INFORMATION


                                BLUE CHIP FUND
                                CASH MANAGEMENT FUND
                                DISCOVERY FUND
                                FOCUSED EQUITY FUND
                                GOVERNMENT FUND
                                GROWTH FUND
                                HIGH YIELD FUND
                                INTERNATIONAL SECURITIES FUND
                                INVESTMENT GRADE FUND
                                TARGET MATURITY 2007 FUND
                                TARGET MATURITY 2010 FUND
                                TARGET MATURITY 2015 FUND
                                VALUE FUND

                               DATED MAY 1, 2004

FOR THE FIRST INVESTORS LIFE SERIES FUND STATEMENT OF ADDITIONAL INFORMATION
PART I - DATED MAY 1, 2004:

    1. Add the following paragraphs to the end of the heading "Advisory Agreements and Fees" on page I-11:

         Pursuant to a Subadvisory Agreement, the Adviser has undertaken to pay to Paradigm Capital Management ("PCM") an annual subadvisory fee, paid monthly, according to the following schedule:

                                 DISCOVERY FUND

1. The daily net assets of the of the Discovery Fund (the "Fund") and First Investors Special Situations Fund, a series of First Investors Series Fund, shall first be added together;
2. An aggregate fee shall then be computed on the sum as if the two funds were combined using the following schedule:
         a. 0.40% of the first $50 million;
         b. 0.30% of the next $200 million; and
         c. 0.25% on the balance over $250 million.
3. The fee payable under the Subadvisory Agreement shall then be computed by multiplying the aggregate fee by the ratio of the net assets of the Fund to the sum of the net assets of both funds.

The balance of the aggregate fee will be paid pursuant to a separate subadvisory agreement among the Adviser, PCM, and First Investors Series Fund.

    2. Add the following new heading "Portfolio Managers" before the heading "Allocation of Portfolio Brokerage" on page I-11:

         This section includes information about the Funds' portfolio managers, including information concerning other accounts they manage, how they are compensated, and the dollar range of Fund shares they own.

                                 OTHER ACCOUNTS
                                 --------------

-------------------------------------------------------------------------------
     Fund (Portfolio Manager)                          Number of Other Accounts
                                                              (Total Assets)
                                                        as of February 28, 2005
-------------------------------------------------------------------------------
   Discovery Fund (John B. Walthausen)
          Other Investment Companies                    3 ($20.4 Million)(1)
          Other Pooled Investment Vehicles              None
          Other Accounts                                17 ($417.1 Million)
-------------------------------------------------------------------------------

         With respect to Funds managed by subadvisers, the subadvisers may employ strategies similar to those employed by the Funds in managing other investment companies, other pooled investment vehicles and other accounts. Conflicts may arise due to the allocation of investment opportunities among the Funds managed by subadvisers and other similarly managed accounts. PCM has adopted policies and procedures to detect, monitor and resolve these and other potential conflicts of interest.

                                  COMPENSATION
                                  ------------

         Mr. Walthausen's compensation for managing the Fund, other investment companies, and institutional accounts is all at risk and is comprised of two components. The first component is based on a fixed percentage of the fees earned for the assets he manages. The second component is performance based and Mr. Walthausen becomes eligible for an additional percentage of the fees earned on the assets he manages if his three-year average pre-tax performance exceeds the Russell 2000 Index for the same period.

         Mr. Walthausen also participates in PCM's Phantom Stock Plan. Under the Phantom Stock Plan, each share increases in value as revenues grow.

                                 FUND OWNERSHIP
                                 --------------

-------------------------------------------------------------------------------
    Portfolio Manager                Fund                          Dollar Range
-------------------------------------------------------------------------------
   John B. Walthausen              Discovery                          None
-------------------------------------------------------------------------------


FOR THE FIRST INVESTORS LIFE SERIES FUND STATEMENT OF ADDITIONAL INFORMATION
PART II - DATED MAY 1, 2004:

         1. Add the following paragraphs before the last paragraph under the heading "Management of the Funds" on page II-19:

         PCM serves as the investment subadviser to the Fund and the Special Situations Fund pursuant to subadvisory agreements ("Subadvisory Agreements"). Under these Subadvisory Agreements, PCM is responsible for managing each Fund's investments, subject to the oversight of FIMCO and the Board. FIMCO is responsible for paying PCM a subadvisory fee with respect to each Fund, as set forth in Part I of the SAI for the Fund. Each Subadvisory Agreement provides that it will continue for a period of more than two years from the date of execution only so long as such continuance is approved annually by either the Board or a majority of the outstanding voting securities of the Fund and, in either case, by a vote of a majority of the Independent Trustees voting in person at a meeting called for the purpose of voting on such approval. Each Subadvisory Agreement also provides that it will terminate automatically if assigned or upon the termination of the Advisory Agreement, and that it may be terminated at any time without penalty by the Board or a vote of a majority of the outstanding voting securities of the Fund or by the Subadviser upon not more that 60 days' nor less that 30 days' written notice. Each Subadvisory Agreement provides that PCM will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Subadvisory Agreement relates, except a loss resulting from a breach of fiduciary duty with

---------------------
(1) Mr. Walthausen started managing the First Investors Special Situations Fund on March 9, 2005. As of March 9, 2005, the Special Situations Fund had total assets of $232.8 million.

respect to the receipt of compensation or from willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

         PCM has adopted a Code of Ethics that governs the personal securities trading and conduct of its portfolio managers and other access persons of its mutual fund clients, including the First Investors Funds. Among other things, PCM's Code of Ethics requires its access persons to preclear personal securities transactions prior to execution, it imposes "black out restrictions" on buying or selling securities that are being bought or sold by PCM's mutual fund clients, and it requires access persons to file reports of personal securities transactions.

         With respect to the Funds that are managed by PCM in its capacity as subadviser, the Board of Trustees of the Funds has approved the use of PCM's proxy voting policies and procedures with respect to proxies relating to portfolio securities held by such Funds. PCM votes proxies in what it believes are the best economic interests of its clients and in accordance with its Proxy Policy and Procedures. PCM's Chief Compliance Officer is responsible for the review and oversight of the Firm's Proxy Policies and Procedures. The portfolio managers are responsible for the day-to-day administration of the proxy voting process. Although PCM may utilize the services of various external resources in analyzing proxy issues and has established its own Proxy Guidelines setting forth general guidelines for voting proxies, PCM personnel analyze all proxies and vote proxies based on their assessment of the merits of each proposal. The identified portfolio managers have the authority to determine the final vote for securities held in Funds for which they serve as the designated manager, unless such party is determined to have a material conflict of interest related to that proxy vote.

         PCM maintains procedures designed to identify and address material conflicts of interest in voting proxies. The Chief Compliance Officer sets standards for identifying material conflicts based on client, vendor and lender relationships. Proxy votes for which PCM identifies a material conflict are reviewed by the Chief Compliance Officer and the portfolio manager to resolve the conflict and direct the vote.

         PCM may be unable to vote or may determine not to vote a proxy on behalf of a Fund due to securities lending, share blocking and re-registration requirements, lack of adequate information, untimely receipt of proxy materials, immaterial impact of the vote, and/or excessive costs.

    3. Add the following paragraphs at the end of the heading "Board Consideration of Advisory Agreements" on page II-20:

         The Board approved the Subadvisory Agreement with PCM for the Fund at its meeting on November 18, 2004. Shareholders of the Fund approved the Subadvisory Agreement at a Special Shareholders' Meeting held on March 8, 2005.

         The Board considered several factors when evaluating PCM and in approving the Subadvisory Agreement, including PCM's experience in managing assets in the small cap value style, its reputation, the past performance of an account managed by PCM in the small cap value style, its overall capabilities to perform the services under the Subadvisory Agreement and its willingness to perform those services for the Fund. The material factors considered by the Board included, but were not limitd to the following.

            o DISCUSSION OF THE NATURE, EXTENT, AND QUALITY OF THE SERVICES TO BE PROVIDED BY PCM. The Board proposed that PCM manage the investment operations and the assets of the Fund, subject to supervision by the Adviser and the Board. In determining that PCM's services would benefit the Fund, the Board considered that PCM's investment process, including its value-oriented style and the background and experience of the portfolio management team, could enhance the performance of the Fund. In addition, the Board considered PCM's investment resources and the adequacy of its compliance program.

            o DISCUSSION OF THE PERFORMANCE OF THE FUND AND PCM. The Board evaluated the Fund's performance relative to PCM's performance record for a small cap value managed account during the previous three calendar years since inception and for the one, two, and three year periods ended October 31, 2004. The Board noted that the performance of the PCM managed account was better than relevant indices for most of the time periods presented, including since inception and year-to-date performance periods.

            o DISCUSSION OF THE COSTS OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY PCM AND ITS AFFILIATES FROM THE RELATIONSHIP WITH THE FUND. The Board considered the representation from PCM that the fee schedule in the Subadvisory Agreement is lower than the fee schedule for PCM's other subadvisory relationships. Since the subadvisory relationship with PCM is new, the Board did not consider the costs of the services to be provided and profits to be realized by PCM and its affiliates from the relationship with the Fund.

            o DISCUSSION OF THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE FUND GROWS AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE FOR THE BENEFIT OF FUND INVESTORS. The Board noted that the fee paid to PCM is paid by the Adviser and not the Fund. However, the Board considered that the Adviser negotiated "breakpoints" in PCM's fee based on the levels of assets in the Fund and the Adviser's representation that it would not benefit economically from the proposed fee arrangement with PCM.

            o DISCUSSION OF THE COMPARISONS OF THE AMOUNTS TO BE PAID UNDER THE SUBADVISORY AGREEMENT WITH THOSE UNDER CONTRACTS BETWEEN PCM AND ITS OTHER CLIENTS. The Board considered PCM's representation that the fee schedule for the Fund under the Subadvisory Agreement is lower than the fee schedule for Paradgim Capital's other subadvisory relationships, which include a registered investment company and other institutional investors.

            o DISCUSSION OF THE BENEFITS TO BE DERIVED BY PCM FROM THE RELATIONSHIP WITH THE FUND. The Board considered the benefits accruing to PCM as a result of the subadvisory relationship with the Fund, including materially expanding the level of assets under management by PCM and potentially increased opportunities for soft dollar arrangements. The term soft dollars generally refers to arrangements where an investment adviser purchases brokerage and research services provided by broker-dealers with commissions from its clients' securities transactions.